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                                                                   Exhibit 10.42

                           CRITICAL THERAPEUTICS, INC.

                               2005 COMPANY GOALS


GOAL ONE: TO ENHANCE THE COMMERCIAL VALUE OF ZILEUTON

     -  Make regulatory filings

     -  Launch Zyflo(R)

     -  Achieve business development goals


GOAL TWO: TO PROGRESS THE COMPANY RESEARCH AND DEVELOPMENT PIPELINE

     - Achieve pre-clinical and clinical development milestones and business development goals for other product candidates


GOAL THREE: MAINTAIN THE COMPANY'S FINANCIAL POSITION

     -  Manage cash balance


GOAL FOUR: CREATE AN EFFECTIVE ORGANIZATION

     -  Recruit and retain employees

     -  Make important key appointments